Report Name - 10F-3

Fund - Smith Barney Aggressive Growth Fund Inc.

                                Period : 03/01/05 through 08/31/05


                                    ID : 588
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 2,120.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.008%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          13,880.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 646
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : UBS Warburg
                Total Shares Purchased : 1,145.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.004%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          14,855.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 647
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : Blaylock & Partners
                Total Shares Purchased : 650.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.002%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          15,350.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 596
                           Issuer Name : Seaspan Corp. (SSW)
                            Trade Date : 08/08/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 3,360.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.012%
                        % of Issue (1) : 0.035%
        Other Participant Accounts (2) :           6,640.00
                      Issue Amount (2) :      28,570,000.00
          Total Received All Funds (2) :          10,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Seaspan Corp. (SSW)
                            Trade Date : 08/08/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Dahlman Rose Weiss LLC
                                         DnB NOR Markets
                                         Fortis Securities
                                         Legg Mason Wood Walker
                                         Lehman Brothers
                                         UBS
                                         Wachovia Securities Inc
                         Selling Group : N/A